  As filed with the Securities and Exchange Commission on or about January 11,
                                   2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                                          [_]

     Registration No. 333-33607

     Pre-Effective Amendment No.                                      [_]
                                ---
                                                                      [X]
     Post-Effective Amendment No.  5

     REGISTRATION STATEMENT UNDER THE
      INVESTMENT COMPANY ACT OF 1940                                  [_]

     Registration No. 811-8333
                                                                      [X]
     Amendment No.  6

                                ----------------

                           Nuveen Investment Trust II
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)

    (Address of Principal Executive
                Offices)
       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
  Gifford R. Zimmerman--Vice President                Eric F. Fess
                  and                              Chapman and Cutler
               Secretary                             111 W. Monroe
         333 West Wacker Drive                  Chicago, Illinois 60603
        Chicago, Illinois 60606

(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):

                                            [_]on (date) pursuant to paragraph
[X]immediately upon filing pursuant to         (a)(1)
   paragraph (b)
[_]on (date) pursuant to paragraph (b)
[_]60 days after filing pursuant to         [_]75 days after filing pursuant to
   paragraph (a)(1)                            paragraph (a)(2)
                                            [_]on (date) pursuant to paragraph
                                               (a)(2) of Rule 485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 5

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A--Prospectuses for Nuveen Innovation Fund and the Nuveen International Growth Fund (the "Funds")

                   Part B--Statement of Additional Information for the Funds

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

The Nuveen Rittenhouse Growth Fund is not affected by and therefore not included in this Post-Effective Amendment No. 5.

Prospectus . January 10, 2000


N U V E E N
      Investments



NUVEEN
INNOVATION
  FUND


A portfolio of companies that utilize innovative technologies for investors seeking capital appreciation.

________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
________________________________________________________________________________

[PHOTO APPREARS HERE]

-------------------------------------------------------------------------------
We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information
-------------------------------------------------------------------------------


Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, expenses, portfolio holdings and portfolio manager performance.

Introduction..............................................................   1
Nuveen Innovation Fund....................................................   2

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund.......................................................   4
What Securities We Invest In...............................................   5
How We Select Investments..................................................   6
What the Risks Are.........................................................   7
How We Manage Risk.........................................................   8

Section   How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer................................................   9
How to Reduce Your Sales Charge............................................  10
How to Buy Shares..........................................................  11
Systematic Investing.......................................................  11
Systematic Withdrawal......................................................  12
Special Services...........................................................  12
How to Sell Shares.........................................................  13

Section 4  General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes.........................................  15
Distribution and Service Plan..............................................  16
Net Asset Value............................................................  16
Fund Service Providers.....................................................  17
Year 2000..................................................................  17

                                                          January 10, 2000


Section 1  The Fund

                            Nuveen Innovation Fund


--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.



--------------------------------------------------------------------------------
   NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                          Section 1  The Fund  1

Nuveen Innovation Fund

Fund Overview

Investment Objective
The investment objective of the fund is to provide capital appreciation without consideration for income.

How the Fund Pursues Its Objective

The fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. We concentrate on stocks with positive earnings momentum and positive earnings surprises. Although we emphasize technology-related stocks, the fund is not restricted to investment in companies in a particular business sector or industry. The fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to stock market risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. The fund may be exposed to additional market risk due to its concentration in securities of technology companies. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you are seeking:

 .  a more aggressive growth stock portfolio;

 . to participate in the opportunities in the technology industry;

 .  to meet long-term financial goals.

You should not invest in this fund if you are:

 .  unwilling to accept share price
    fluctuation, including the possibility of sharp price declines;

 .  seeking to earn regular income;

 .  investing to meet short-term financial
    goals.


What are the Costs of Investing?+

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment


Share Class                               A          B          C       R/2/
-----------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchase                            5.75%/3/    None       None    None
-----------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Reinvested Dividends                 None       None       None    None
-----------------------------------------------------------------------------
 Exchange Fees                           None       None       None    None
-----------------------------------------------------------------------------
 Deferred Sales Charge/4/                None/3/      5%/5/      1%/6/ None
-----------------------------------------------------------------------------

 Annual Fund Operating Expenses/7/
Paid From Fund Assets

Share Class                               A         B        C        R
-----------------------------------------------------------------------------
 Management Fees                        1.00%     1.00%    1.00%    1.00%
-----------------------------------------------------------------------------
 12b-1 Distribution and Service Fees/8/ 0.25%     1.00%    1.00%      --%
-----------------------------------------------------------------------------
 Other Expenses/9/                      0.60%     0.60%    0.60%    0.60%
-----------------------------------------------------------------------------
 Total Operating
 Expenses--Gross*                       1.85%     2.60%    2.60%    1.60%
-----------------------------------------------------------------------------
     *After Expense Reimbursements
-----------------------------------------------------------------------------
      Expense Reimbursements           (0.25%)   (0.25%)  (0.25%)  (0.25%)
-----------------------------------------------------------------------------
      Total Operating Expense--Net      1.60%     2.35%    2.35%    1.35%
-----------------------------------------------------------------------------
    Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
-----------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                   Redemption                No Redemption
Share Class                 A       B      C     R      A      B     C     R
-----------------------------------------------------------------------------
  1 Year                 $  752  $  655  $263  $163  $  752  $263  $263  $163
-----------------------------------------------------------------------------
  3 Years                $1,074  $1,068  $757  $452  $1,074  $757  $757  $452
-----------------------------------------------------------------------------



+Fund Performance

Performance information is not included in this prospectus because the fund is newly created.


2  Section 1  The Fund

How the Fund Is Invested (as of 12/31/99)


Portfolio Allocation
Stocks                                    94.2%
------------------------------------------------
Cash Equivalents                           5.8%
------------------------------------------------

Top 10 Stock Holdings/10/

Yahoo! Inc                                 4.3%
------------------------------------------------
America Online Inc                         3.6%
------------------------------------------------
Microsoft Corp                             3.5%
------------------------------------------------
Affymetrix Inc                             3.4%
------------------------------------------------
Nokia Corp                                 3.4%
------------------------------------------------
Calpine Corp                               3.2%
------------------------------------------------
Doubleclick Inc                            3.1%
------------------------------------------------
QUALCOMM Inc                               3.0%
------------------------------------------------
Motorola Inc                               3.0%
------------------------------------------------
Atmel Corp                                 2.9%
------------------------------------------------

Sector Diversification (Top 5)/10/

Computer Software & Services              34.6%
------------------------------------------------
Communication Equipment                   14.5%
------------------------------------------------
Biotechnology                              5.3%
------------------------------------------------
Computers-Peripherals                      2.0%
------------------------------------------------
Computers-Networking                       1.7%
------------------------------------------------


1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4.   As a percentage of lesser of purchase price or redemption proceeds.


5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

6.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

7. The percentages shown are based on estimated amounts for the current fiscal year and are reflected as percentages of average net assets. Actual expenses may be higher or lower.

8. Long-term holders of Class B and C shares may pay more in 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

9. Other operating expenses include an estimated one-time organization and offering expense of 0.25% of fund assets.

10.  As a percentage of the fund's stock holdings. Holdings may vary.




How the Portfolio Manager Has Performed


Nuveen has selected Columbus Circle Investors
("CCI") to manage the fund's portfolio. The portfolio manager is an institutional investment management firm with over 25 years of experience and approximately $4.5 billion in assets under management. For more information see "Who Manages the Fund" on page 4.

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the fund. They present the performance of CCI's Technology Composite, which represents all accounts managed by CCI that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

Growth of a $10,000 Investment 1/95 -- 12/99

                       [GRAPH APPEARS HERE]

--- Portfolio Manager Composite $87,371

--- S&P 500 $35,116

--- Lipper Science and Technology Fund Index $54,919

                          Lipper Science       S&P 500
            CCI TECH      and Technology        INDEX
-------------------------------------------------------
DEC-94        9,425           10,000           10,000
JUN-95       12,088           12,689           12,021
DEC-95       13,460           13,856           13,758
JUN-96       15,865           14,385           15,145
DEC-96       16,578           16,202           16,916
JUN-97       16,642           17,285           20,403
DEC-97       17,977           17,471           22,562
JUN-98       24,461           20,523           26,558
DEC-98       31,989           25,674           29,011
JUN-99       43,352           32,694           32,604
DEC-99       87,371           54,919           35,116


Portfolio Manager Composite Returns

                               Average Annual Total Returns (as of 12/31/99)
                                                      Since Composite
                                   1-Year            Inception (1/1/95)
----------------------------------------------------------------------------
On Offer                           157.42%                  54.27%
----------------------------------------------------------------------------
On NAV                             173.13%                  56.11%
----------------------------------------------------------------------------
S&P 500                             21.04%                  28.56%
----------------------------------------------------------------------------
Lipper Science and Technology
Fund Index                         113.90%                  40.59%
----------------------------------------------------------------------------


From the Composite's inception through December 31, 1999, the average monthly assets in the Composite were $236 million. As of December 31, 1999, CCI managed two such accounts totalling approximately $65.6 million. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A estimated gross operating expenses of 1.85% for the fund's current fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Science and Technology Fund Index is a managed index that represents the 10 largest funds in the Lipper Science and Technology Fund Category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.

                                                          Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Fund

Nuveen Institutional Advisory Corp. ("NIAC"), the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. NIAC has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

The NIAS advisers are wholly-owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

NIAC has selected Columbus Circle Investors, Metro Center, One Station Place, Stamford CT 06902, as subadviser to manage the fund's investment portfolio. CCI is an institutional investment management firm with over 25 years of experience and approximately $4.5 billion in assets under management. Anthony Rizza, Chartered Financial Analyst, is responsible for the day-to-day management of the fund's portfolio. Mr. Rizza joined CCI in 1991 and is currently a Managing Director of the firm.

4  Section 2  How We Manage Your Money

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------

For the first $125 million.....................................         1.0000%

For the next $125 million......................................         0.9875%

For the next $250 million......................................         0.9750%

For the next $500 million......................................         0.9625%

For the next $1 billion........................................         0.9500%

For assets over $2 billion.....................................         0.9250%

Out of the fund management fee, NIAC pays a portfolio management fee to CCI. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

--------------------------------------------------------------------------------
What Securities We Invest In
--------------------------------------------------------------------------------

The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Innovative Technologies

The fund invests at least 65% of its assets in a diversified portfolio of common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that develop, provide and service those technologies. Innovative technologies are new technologies that have the potential to transform how business is conducted or services are provided. Companies that utilize innovative technologies include, but are not limited to, companies in the technology, telecommunications and healthcare industries. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the fund will be guided by the theory of Positive Momentum & Positive Surprise (described below) with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. Convertible bonds and debentures must be rated at least BBB by Standard & Poor's, Duff & Phelps, or Fitch IBCA, Inc., or Baa by Moody's Investors Service when purchased.

Foreign Securities

The fund may invest up to 15% of its assets in securities which are traded principally in securities markets outside the United States and may invest without limit in securities of foreign issuers that are traded in U.S. markets. The fund may also invest in American Depositary Receipts ("ADRs") and

                                          Section 2  How We Manage Your Money  5
other types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are -- Foreign investment risk").

Short-term Investments

The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

How We Select Investments

Investing in Technology for Capital Appreciation

For many investors, building a portfolio with the potential for superior growth is a critical part of a long-term investment strategy. In a portfolio designed for long-term growth, investors are willing to tolerate the short-term volatility of stocks with an expectation that over time volatility will give way to growth exceeding that of other investments. In the recent past, the demand for technology has grown exponentially. Not surprisingly, the stocks of companies developing and utilizing technology have captured both the imagination and the investments of many long-term investors. The Nuveen Innovation Fund offers these enthusiastic investors a time-tested way of investing in some of the industry's most attractive opportunities for long-term growth while moderating risks introduced by individual securities.

Positive Momentum & Positive Surprise

The fund's investment philosophy is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. We call this discipline Positive Momentum & Positive Surprise. We believe that Positive Momentum in a company's progress plus Positive Surprise in reported results yield superior returns through rising stock prices. In practice, we strive to invest in companies that exceed investors' expectations, and sell or avoid those that fall short of those expectations.

The fund's team of investment analysts monitors numerous factors including political and/or economic developments, secular trends, industry and/or group dynamics, and company-specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. Investments are selected on the basis of their potential to exceed consensus forecasts. Companies selected for purchase remain in the fund's portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.

In addition to meeting the criteria for potential Positive Momentum & Positive Surprise, thorough fundamental analysis is completed prior to an investment recommendation. The fund's portfolio management team uses

6  Section 2  How We Manage Your Money
internally generated reports and pertinent information provided by industry trade groups, individual companies, and also reports provided by leading investment research firms. All research is assessed to either confirm or invalidate opinions pertaining to the key elements in a company's analysis.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that it may engage in active trading and that its annual portfolio turnover rate will generally be between 75% and 150%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading results in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect fund performance.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Market risk: As a mutual fund investing its assets in stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities are more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Concentration risk: The fund will be concentrated in the securities of companies that develop, service, provide or utilize innovative technologies. This concentration makes the fund more susceptible to any single occurrence affecting the industry and may subject the fund to greater market risk than more diversified funds. Companies involved in the technology industry must contend with rapidly changing technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The stocks of many technology companies have exceptionally high price-to-earning ratios with little or no

                                          Section 2  How We Manage Your Money  7
earnings histories. In addition, many technology companies have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Although the following risk factors are not principal risks, they may still affect your investment in the fund:

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification and a rigorous sell discipline. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Investment Limitations

The fund has adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Specifically, the fund may not have more than 5% of its total assets in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets). Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% of its assets in cash and cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the fund may not achieve its investment objective.

Although these are not principal investment strategies, we may also use various investment strategies designed to limit the risk of price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. The fund may also buy or sell foreign currencies. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. The fund could lose money on futures transactions or an option can expire worthless.


8  Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily assets which compensates your financial adviser for providing on going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:

                                                                                       Authorized Dealer
                                      Sales Charge as % of   Sales Charge as % of     Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested   Public Offering Price
Less than $50,000                           5.75%                   6.10%                   5.00%
$50,000 but less than $100,000              4.50%                   4.71%                   4.00%
$100,000 but less than $250,000             3.75%                   3.90%                   3.25%
$250,000 but less than $500,000             2.75%                   2.83%                   2.50%
$500,000 but less than $1,000,000           2.00%                   2.04%                   1.75%
$1,000,000 and over                          --/1/                    --                    1.00%/1/

/1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1.00% of the fund's average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                   Section 3  How You Can Buy and Sell Shares  9

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class
B shares.

Years Since Purchase    0-1      1-2      2-3      3-4      4-5       5-6
CDSC                     5%       4%       4%       3%       2%        1%

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on either your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge         Class A Sales Charge
Reductions                   Waivers                       Class R Eligibility
 . Rights of accumulation     . Nuveen Defined Portfolio    . Certain employees and
 . Letter of intent              or Exchange-Traded            directors of Nuveen or
 . Group purchase                Fund reinvestment             employees of
                             . Retirement plans               authorized dealers
                             . Certain employees and       . Bank trust departments
                                directors of Nuveen or
                                employees of
                                authorized dealers
                             . Bank trust departments


In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility

10 Section 3 How You Can Buy and Sell Shares requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts and may be lower for accounts opened through certain fee-based programs). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

                                  Section 3  How You Can Buy and Sell Shares  11

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services


To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an

12 Section 3 How You Can Buy and Sell Shares adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct(SM)


The Fund Direct Program allows you to link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

                                  Section 3  How You Can Buy and Sell Shares  13

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

14  Section 3  How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends, Distributions and Taxes

The fund pays income dividends and any taxable capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Foreign Income Tax Considerations


Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce the fund's distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund's distributions are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.


                                              Section 4  General Information  15

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the


16  Section 4  General Information
value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the fund establishes a fair value.

--------------------------------------------------------------------------------
Fund Service Providers
--------------------------------------------------------------------------------

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company,
P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

--------------------------------------------------------------------------------
Year 2000
--------------------------------------------------------------------------------

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occuring in the year 2000. The fund and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, these problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the fund purchases, which could have an impact on the value of your investment. Foreign issuers and markets may not be as prepared as their U.S. counterparts to address the year 2000 issue and accordingly, may expose the fund to additional risk.

                                             Section 4   General Information  17

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona             Louisiana             North Carolina
California/2/       Maryland              Ohio
Colorado            Massachusetts/2/      Pennsylvania
Connecticut         Michigan              Tennessee
Florida             Missouri              Virginia
Georgia             New Jersey            Wisconsin
Kansas              New Mexico
Kentucky            New York/2/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the Nuveen Innovation Fund's policies and operation. Call Nuveen at (800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-08333.



1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.



N U V E E N
   Investments

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286
   (800) 257-8787
   www.nuveen.com

Prospectus . January 10, 2000

                                                                 NUVEEN
                                                                     Investments

       NUVEEN

    INTERNATIONAL

       GROWTH FUND

        A portfolio of quality international companies for

        investors seeking long-term capital appreciation

        and international diversification.

        ----------------------------------------------------------------------
        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
         ---------------------------------------------------------------------

                                                          A Nuveen Equity Fund
                             [PHOTO APPEARS HERE]


Invest well.

Look ahead.

LEAVE YOUR MARK.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information

Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, expenses, portfolio holdings and portfolio manager performance.

Introduction                                                                                                                    1
---------------------------------------------------------------------------------------------------------------------------------
Nuveen International Growth Fund                                                                                                2
---------------------------------------------------------------------------------------------------------------------------------

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.
Who Manages the Fund                                                                                                            4
---------------------------------------------------------------------------------------------------------------------------------
What Securities We Invest In                                                                                                    5
---------------------------------------------------------------------------------------------------------------------------------
How We Select Investments                                                                                                       6
---------------------------------------------------------------------------------------------------------------------------------
What the Risks Are                                                                                                              6
---------------------------------------------------------------------------------------------------------------------------------
How We Manage Risk                                                                                                              7
---------------------------------------------------------------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into or out of your account.
What Share Classes We Offer                                                                                                     9
---------------------------------------------------------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                                                                                10
---------------------------------------------------------------------------------------------------------------------------------
How to Buy Shares                                                                                                              11
---------------------------------------------------------------------------------------------------------------------------------
Systematic Investing                                                                                                           11
---------------------------------------------------------------------------------------------------------------------------------
Systematic Withdrawal                                                                                                          12
---------------------------------------------------------------------------------------------------------------------------------
Special Services                                                                                                               12
---------------------------------------------------------------------------------------------------------------------------------
How to Sell Shares                                                                                                             13
---------------------------------------------------------------------------------------------------------------------------------
Section 4  General Information
This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes                                                                                             15
---------------------------------------------------------------------------------------------------------------------------------
Distribution and Service Plan                                                                                                  16
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                                                                                17
---------------------------------------------------------------------------------------------------------------------------------
Fund Service Providers                                                                                                         17
---------------------------------------------------------------------------------------------------------------------------------
Year 2000                                                                                                                      17
---------------------------------------------------------------------------------------------------------------------------------

                                                                January 10, 2000

Section 1 The Fund

                       Nuveen International Growth Fund




Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Investing Overseas for Long-Term Growth

One alternative for investors seeking long-term growth is to invest in stocks of companies located in countries other than the United States. Because international markets do not always move in tandem with the U.S. equity market, international investments offer attractive long-term growth potential while diversifying the investor's overall equity portfolio.

For those investors seeking the long-term growth potential of stocks, the Nuveen International Fund offers a combination of long-term growth and market risk moderation through diversification. The international equity markets expand the investment opportunities and potential for growth for the investors' portfolio.



   NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

                                                          Section 1  The Fund  1

Nuveen International Growth Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide long-term capital appreciation.

How the Fund Pursues Its Objective

The fund primarily invests in stocks of companies domiciled in countries other than the United States.

The fund will typically be invested in about 15 different countries; holding a total of 50-60 stocks. The fund will concentrate in stocks with positive earnings momentum and positive earnings surprises. The fund will invest mainly in common stocks of companies with medium and large market capitalizations. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets.

What are the Risks of Investing in the Fund?

The fund exposes you primarily to market and foreign risk. Market risk is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political or regulatory changes in a country. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be right for you if you seek to:

 . invest in foreign stocks;
 . pursue the high potential returns of foreign stocks;
 . diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:

 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
 . unwilling to accept the risks of foreign investment;
 . investing to meet short-term financial goals.

What are the Costs of Investing?+

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                                     A            B        C        R/2/
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchase                                   5.75%/3/      None     None     None
----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                        None         None     None     None
----------------------------------------------------------------------------------
Exchange Fees                                  None         None     None     None
----------------------------------------------------------------------------------
Deferred Sales Charge/4/                       None/3/       5%/5/    1%/6/   None
----------------------------------------------------------------------------------


 Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                                                 A        B        C        R
----------------------------------------------------------------------------------------------------------
Management Fees                                                           1.05%    1.05%    1.05%    1.05%
----------------------------------------------------------------------------------------------------------
12b-1 Distribution and Service Fees/8/                                    0.25%    1.00%    1.00%      --%
----------------------------------------------------------------------------------------------------------
Other Expenses/9/                                                         0.60%    0.60%    0.60%    0.60%
----------------------------------------------------------------------------------------------------------
Total Operating
Expenses-Gross*                                                           1.90%    2.65%    2.65%    1.65%
----------------------------------------------------------------------------------------------------------
    *After Expense Reimbursements
    -------------------------------------------------------------------------------------------------------
    Expense Reimbursements                                               (0.25%)  (0.25%)  (0.25%)  (0.25%)
    -------------------------------------------------------------------------------------------------------
    Total Operating Expense--Net                                          1.65%    2.40%    2.40%    1.40%
    -------------------------------------------------------------------------------------------------------
    Reflects a voluntary expense limitation by the fund's investment adviser that may be modified or discontinued at any time.
    -------------------------------------------------------------------------------------------------------


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                      Redemption           No Redemption
Share Class                  A       B      C     R      A      B     C     R
  1 Year                  $  757  $  660  $268  $168  $  757  $268  $268  $168
  3 Years                 $1,088  $1,083  $772  $468  $1,088  $772  $772  $468

+ Fund Performance

 Performance information is not included in this prospectus because the fund is newly created.


2 Section 1 The Fund

How the Fund Is Invested (as of 12/31/99)

Portfolio Allocation

Stocks                         93.5%
-----------------------------------
Cash Equivalents                6.5%
-----------------------------------

Top 10 Country Allocations/10/

Japan                          23.4%
-----------------------------------
France                          8.8%
-----------------------------------
Italy                           8.6%
-----------------------------------
United Kingdom                  8.5%
-----------------------------------
Netherlands                     8.0%
-----------------------------------
Finland                         6.3%
-----------------------------------
Singapore                       6.0%
-----------------------------------
Canada                          4.9%
-----------------------------------
Germany                         4.6%
-----------------------------------
Australia                       4.4%
-----------------------------------


Top 10 Stock Holdings/10/

Murata Manufacturing Company, LTD  4.1%
--------------------------------------
Softbank Corp                      3.4%
--------------------------------------
Nokia Corp                         3.4%
--------------------------------------
NTT Mobile Communication           3.1%
--------------------------------------
Seat Pagine Gialle SpA             2.7%
--------------------------------------
Logica plc                         2.5%
--------------------------------------
Solution 6 Holdings Limited        2.5%
--------------------------------------
Banca Popolare Di Brescia          2.3%
--------------------------------------
WPP Group plc                      2.2%
--------------------------------------
Steag Hamatech AG                  2.2%
--------------------------------------

1. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
4. As a percentage of lesser of purchase price or redemption proceeds.
5. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.
6. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
7. The percentages shown are based on estimated amounts for the current fiscal year and are reflected as percentages of average net assets. Actual expenses may be higher or lower.
8. Long-term holders of Class B and C shares may pay more in 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.
9. Other operating expenses include an estimated one-time organization and offering expense of 0.25% of fund assets.
10. As a percentage of the fund's stock holdings. Holdings may vary.

How the Portfolio Manager Has Performed

Nuveen has selected Columbus Circle Investors ("CCI") to manage the fund's portfolio. The portfolio manager is an institutional investment management firm with over 25 years of experience and approximately $4.5 billion in assets under management. For more information see "Who Manages the Fund" on page 4.

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the fund. They present the performance of CCI's International Composite, which represents all accounts managed by CCI that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

Growth of a $10,000 Investment 6/96-12/99

[GRAPH APPEARS HERE]



Portfolio Manager Composite            $48,490
Lipper International Fund Index        $17,536
MSCII All Country World Index ex USA   $15,447

                 CCI            Lipper        MSCI World -
            International   International      USA Index
            -------------   -------------     ----------
Jun-96           9425           10000            10000
Jun-97          13706           11999            11400
Jun-98          19557           13080            11471
Jun-99          24245           13602            12650
Dec-99          48490           17536            15447



Portfolio Manager Compostite Returns

Average Annual Total Returns (as of 12/31/99)
               -----------------------------

                                            Since Compostion
                                   1-Year  Inception (6/30/96)
-------------------------------------------------------------
On Offer                           127.83%              57.00%
-------------------------------------------------------------
On NAV                             141.73%              59.68%
-------------------------------------------------------------
MSCI All Country World
 Index ex USA                       31.80%              13.23%
-------------------------------------------------------------
Lipper International Fund Index     37.83%              17.41%
-------------------------------------------------------------

From the Composite's inception through December 31, 1999, the average monthly assets in the Composite were $61 million. As of December 31, 1999, CCI managed three such accounts totalling approximately $66.5 million. The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.75% and we deducted from the Composite's gross-of-fee returns the Class A estimated gross operating expenses of 1.90% for the fund's current fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The MSCI All Country World Index ex USA is a capitalization weighted index of listed securities in 46 markets around the world, including both developed and emerging markets, but excluding the U.S. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.


                                                           Section 1 The Fund  3

Section 2  How We Manage Your Money

     To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

     Nuveen Institutional Advisory Corp. ("NIAC"), the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Advisory Services or NIAS. NIAC has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The NIAS advisers are located at 333 West Wacker Drive, Chicago IL 60606.

     The NIAS advisers are wholly-owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management.

     NIAC has selected Columbus Circle Investors, Metro Center, One Station Place, Stamford CT 06902, as subadviser to manage the fund's investment portfolio. CCI is an institutional investment management firm with over 25 years of experience and approximately $4.5 billion in assets under management. Clifford G. Fox, Chartered Financial Analyst, is responsible for the day-to-day management of the fund's portfolio. Mr. Fox joined CCI in 1992 and is currently a Managing Director of the firm.

     For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


     Average Daily Net Assets                     Management Fee
     For the first $125 million                          1.0500%
     -----------------------------------------------------------
     For the next $125 million                           1.0375%
     -----------------------------------------------------------
     For the next $250 million                           1.0250%
     -----------------------------------------------------------
     For the next $500 million                           1.0125%
     -----------------------------------------------------------
     For the next $1 billion                             1.0000%
     -----------------------------------------------------------
     For assets over $2 billion                          0.9750%
     -----------------------------------------------------------

4  Section 2   How We Manage Your Money

Out of the fund management fee, NIAC pays a portfolio management fee to CCI. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.

What Securities We Invest In

The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Foreign Investments

The fund primarily invests in equity securities of companies domiciled in countries other than the United States.

The fund may invest in foreign securities either directly or indirectly through American Depositary Receipts ("ADRs") and other types of depositary receipts. ADRs are denominated in U.S. dollars and represent indirect ownership interests in securities of foreign issuers. Although the fund will concentrate its investments in developed countries, it may invest up to 20% of its assets in companies located in emerging markets. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; pooled investment vehicles; and other securities with equity characteristics. Convertible bonds and debentures must be rated at least BBB by Standard & Poor's, Duff & Phelps, or Fitch IBCA, Inc., or Baa by Moody's Investors Service when purchased.

Short-term Investments

The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                                          Section 2  How We Manage Your Money  5

How We Select Investments

Positive Momentum & Positive Surprise

The fund's investment philosophy is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. We call this discipline Positive Momentum & Positive Surprise. We believe that Positive Momentum in a company's progress plus Positive Surprise in reported results yield superior returns through rising stock prices. In practice, we strive to invest in companies that exceed investors' expectations, and sell or avoid those that fall short of those expectations.

The fund's team of investment analysts monitors numerous factors including political and/or economic developments, secular trends, country factors, industry and/or group dynamics, macroeconomic factors, and company-specific events to determine which companies are best positioned to benefit in revenue and earnings acceleration. Investments are selected on the basis of their potential to exceed consensus forecasts. Companies selected for purchase remain in the fund's portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.

In addition to meeting the criteria for potential Positive Momentum & Positive Surprise, thorough fundamental analysis is completed prior to an investment recommendation. The fund's portfolio management team uses internally generated reports and pertinent information provided by industry trade groups, individual companies, and also reports provided by leading investment research firms. All research is assessed to either confirm or invalidate opinions pertaining to the key elements in a company's analysis.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that it may engage in active trading and that its annual portfolio turnover rate will generally be between 75% and 150%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading results in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect fund performance.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund.

6  Section 2  How We Manage Your Money

Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Market risk: As a mutual fund investing its assets in stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. The prices of foreign securities are more volatile than U.S. stocks due to such factors as political or economic instability, less publicly available information, exchange rate changes, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. The securities of developing countries involve risks greater than, or in addition to, investing in foreign developed countries.

Although the following risk factors are not principal risks, they may still affect your investment in the fund:

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Correlation risk: The U.S. and foreign equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and foreign stocks. Sometimes, however, global trends will cause the U.S. and foreign markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification and a rigorous sell discipline. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Specifically, the fund may not have more than:

 . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);
 .  25% in any one industry (except for U.S. government securities).


                                          Section 2  How We Manage Your Money  7

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% of its assets in cash and cash equivalents and foreign or domestic short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the fund may not achieve its investment objective.

Although these are not principal investment strategies, we may also use various investment strategies designed to limit the risk of price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. The fund may also buy and sell foreign currencies. These strategies may reduce fund returns and will benefit the fund largely to the extent we are able to use them successfully. The fund could lose money on futures transactions or an option can expire worthless.


8 Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily assets which compensates your financial adviser for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:

                                                                                      Authorized Dealer
                                     Sales Charge as % of     Sales Charge as % of    Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested     Public Offering Price
Less than $50,000....................        5.75%                    6.10%                   5.00%
$50,000 but less than $100,000.......        4.50%                    4.71%                   4.00%
$100,000 but less than $250,000......        3.75%                    3.90%                   3.25%
$250,000 but less than $500,000......        2.75%                    2.83%                   2.50%
$500,000 but less than $1,000,000....        2.00%                    2.04%                   1.75%
$1,000,000 and over..................         --/1/                     --                    1.00%/1/

/1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1.00% of the fund's average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.


                                   Section 3  How You Can Buy and Sell Shares  9

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase  0-1    1-2    2-3    3-4     4-5    5-6
CDSC                   5%     4%     4%     3%      2%    1%
------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on either your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions
 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase

 Class A Sales Charge Waivers
 .  Nuveen Defined Portfolio or Exchange-Traded Fund reinvestment
 .  Retirement plans
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

Class R Eligibility
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

10 Section 3 How You Can Buy and Sell Shares comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for ongoing investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts and may be lower for accounts opened through certain fee-based programs). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

Systematic Investing

Systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial

                                   Section 3  How You Can Buy and Sell Shares 11
adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.



12 Section 3  How You Can Buy and Sell Shares

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging your shares.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                  Section 3  How You Can Buy and Sell Shares  13

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

14  Section 3  How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividend, Distributions and Taxes

The fund pays income dividends and any taxable capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Foreign Income Tax Considerations

Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce the fund's distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The fund's distributions are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

                                              Section 4  General Information  15

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

16  Section 4  General Information

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the fund establishes a fair value.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occuring in the year 2000. The fund and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, these problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the fund purchases, which could have an impact on the value of your investment. Foreign issuers and markets may not be as prepared as their U.S. counterparts to address the year 2000 issue and accordingly, may expose the fund to additional risk.

                                             Section 4   General Information  17

NUVEEN
   Investments
   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   (800) 257-8787
   www.nuveen.com


Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona        Louisiana         North Carolina
California/2/  Maryland          Ohio
Colorado       Massachusetts/2/  Pennsylvania
Connecticut    Michigan          Tennessee
Florida        Missouri          Virginia
Georgia        New Jersey        Wisconsin
Kansas         New Mexico
Kentucky       New York/2/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the Nuveen International Growth Fund's policies and operation. Call Nuveen at (800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial adviser for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-08333.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Statement of Additional Information

January 10, 2000
Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INNOVATION FUND
NUVEEN INTERNATIONAL GROWTH FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated ("Nuveen"), or from the Funds by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186 or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectuses for the Funds. The Prospectuses for the Funds are dated January 10, 2000.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-4
------------------------------------------------------------------------------
Management                                                                B-23
------------------------------------------------------------------------------
Trust Manager and Fund Manager                                            B-27
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-28
------------------------------------------------------------------------------
Net Asset Value                                                           B-30
------------------------------------------------------------------------------
Tax Matters                                                               B-30
------------------------------------------------------------------------------
Performance Information                                                   B-36
------------------------------------------------------------------------------
Additional Information on the Purchase And Redemption of Fund Shares and
 Shareholder Programs                                                     B-40
------------------------------------------------------------------------------
Distribution and Service Plan                                             B-53
------------------------------------------------------------------------------
Independent Public Accountants and Custodian                              B-54
------------------------------------------------------------------------------
General Trust Information                                                 B-54
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

                              GENERAL INFORMATION

The Nuveen Innovation Fund (the "Innovation Fund") and the Nuveen International Growth Fund (the "International Fund") (collectively, the "Funds") are series of the Nuveen Investment Trust II (the "Trust"), an open-end diversified man-agement series investment company. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, three series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Funds are described in the Prospectuses for the Funds. The Funds, as a funda-mental policy, may not, without the approval of the holders of a majority of the shares of the Funds:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of a Fund's total assets would be invested in securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that a Fund may (i) borrow money from banks for tempo-rary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed- delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Secu-rities Act of 1933 in connection with the purchase and sale of portfolio secu-rities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under a Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, or other derivative instru-ments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of a Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry; except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and that the Innovation Fund will concentrate more than 25% of its assets in companies that use innova-tive technologies to gain a strategic, competitive advantage in their indus-tries as well as companies that develop, provide and service those technolo-gies.

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental investment policies, together with the investment ob-jective of each Fund and certain other policies specifically identified in the applicable Prospectus, cannot be changed without approval by holders of a "ma-jority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain secu-rities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by a Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of the borrowing or investment.

(4) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(5) Enter into futures contracts or related options if more than 30% of a Fund's net assets would be represented by futures contracts or more than 5% of a Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(6) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, a Fund may invest in the securities of issuers that engage in these activities.

(7) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of a Fund's assets falls be-low 300% of its borrowings, the Fund will reduce its borrowings within 3 busi-ness days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(8) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectuses for the Funds.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
Each Fund may invest up to 35% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P"), or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without lim-itation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. In addition, a Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the ex-tent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debt-or's policy toward principal international lenders and the political constraints to which it may be subject.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully in-sured.

(3) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "ac-cepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Nuveen Innovation Fund may invest in Eurodollar certificates of depos-it, which are certificates of deposit issued by foreign banks that are denomi-nated in U.S. dollars.

(5) Each Fund may invest in repurchase agreements, which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repur-chase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the under-lying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(6) Each Fund may invest in bank time deposits, which are monies kept on de-posit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be re-duced.

(7) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no second-ary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continu-ously monitor the corporation's ability to meet all of its financial obliga-tions, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in com-mercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the Fund manager, of comparable quality.

Foreign Investments
Indirect Foreign Investment--Depositary Receipts. The Funds may invest in for-eign securities by purchasing depositary receipts, including American Deposi-tary Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global Depos-itary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. se-curities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, ex-cept that ADRs, EDRs, and GDRs shall be treated as indirect foreign invest-ments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the un-derlying ordinary shares that trade in the issuer's home market. An ADR, de-scribed above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are de-positary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" fa-cilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications re-ceived from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Direct Foreign Investments. The Funds may invest directly in the securities of foreign issuers. In considering whether to invest in the securities of a for-eign company, the Fund manager considers such factors as the characteristics of the particular company, differences between economic trends, and the perfor-mance of securities markets within the U.S. and those within other countries. The Fund manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

Each Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. Each Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, each Fund may purchase debt obligations of for-eign corporations or financial institutions, such as Yankee bonds (dollar-de-nominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the coun-try) of the issuer).

Each Fund's investments may be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of securities. The percentage of assets invested in se-curities of a particular country or denominated in a particular currency will vary in accordance with the Fund manager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instru-ments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in a Fund's ability to act upon economic events occurring in for-eign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin require-ments than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Each Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Emerging Markets. The Funds may invest in companies located in developing countries. The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") coun-tries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, devel-oped countries. A number of emerging market countries restrict, to varying de-grees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmen-tal registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experi-enced significant declines against the U.S. dollar in recent years, and devalu-ation may occur subsequent to investments in these currencies by a Fund. Infla-tion and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are rela-tively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

Additional risks of investing in emerging market countries may include: cur-rency exchange rate fluctuations; greater social, economic and political uncer-tainty and instability (including the risk of war); more substantial governmen-tal involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of mate-rial information about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and sig-nificantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of emerging market countries, or the coun-tries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

In addition, emerging securities markets may have different clearance and set-tlement procedures, which may be unable to keep pace with the volume of securi-ties transactions or otherwise make it difficult to engage in such transac-tions. Settlement problems may cause a Fund to miss attractive investment op-portunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible li-ability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities. The Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and op-erational risks of investing in the securities of Russian and other Eastern Eu-ropean issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The commu-nist governments of a number of Eastern European countries appropriated large amounts of private property in the past, in many cases without adequate compen-sation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures gov-erning private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's as-sets invested in such country. To the extent such governmental or quasi-govern-mental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through inter-mediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with in-vesting in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced de-velopment of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) perva-siveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly avail-able information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsis-tent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or eco-nomic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securi-ties is the way in which ownership of shares of companies is normally record-ed. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the reg-ister or, in certain limited circumstances, by formal share certificates. How-ever, there is no central registration system for shareholders and these serv-ices are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest contin-ues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on regis-trars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the secu-rities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not al-ways been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the regis-trar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's portfolio manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Special Risks Associated with the Introduction of the Euro. The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertain-ties for European securities in the markets in which they trade and with re-spect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro will result in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include the creation of suitable clearing and settlement payment systems for the new currency, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

Foreign Currency Transactions. Each Fund may engage in foreign currency for-ward contracts, options, and futures transactions. A Fund will enter into for-eign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If a Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, a Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, a Fund may segregate assets to cover its futures contracts obligations.

(1) Currency Risks. To the extent that a Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments de-nominated in that currency will tend to increase in value because that cur-rency is worth more U.S. dollars. The exchange rates between the U. S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Al-though each Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. For-eign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. A Fund may engage in foreign cur-rency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency ex-change market or through forward contracts to purchase or sell foreign con-tracts.

(2) Forward Foreign Currency Exchange Contracts. Each Fund may enter into for-ward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such cur-rency relationships. The Fund manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

A Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denomi-nated in a currency or currencies that the Fund manager believes will tend to be closely correlated with that currency with regard to price movements. Gener-ally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

(3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Con-versely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, ei-ther the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although pur-chasing a foreign currency option can protect a Fund against an adverse move-ment in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denomi-nated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that pur-chase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated be-tween the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

(4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign cur-rency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is sub-ject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of the Fund manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connec-tion with the underlying currency, there can be no assurance that a liquid sec-ondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency rela-tive to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under-lying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign curren-cies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quota-tion information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the ex-tent that the U. S. options markets are closed while the markets for the under-lying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

(5) Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency ex-change contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of for-ward foreign currency exchange contracts.

(6) Special Risks Associated with Foreign Currency Futures Contracts and Re-lated Options. Buyers and sellers of foreign currency futures contacts are sub-ject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its Fund manager, the market for such options has de-veloped sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying for-eign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures con-tracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Small and Medium Market Capitalizations
The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large mar-ket capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than cus-tomarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited li-quidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capital-izations. Whether a U.S. issuer's market capitalization is medium is deter-mined by reference to the capitalization for all issuers whose equity securi-ties are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be re-garded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater fi-nancial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Innovation Fund Technology Risks
The Innovation Fund is concentrated in the technology sector. There are risks associated with investments in this sector, and an investment in the Innova-tion Fund should be made with an understanding of the characteristics of the technology industry and the risks which such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers, computer-related equipment, com-puter networks, communications systems, telecommunications products, elec-tronic products and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cy-clical market patterns, evolving industry standards and frequent new product introductions. The success of certain issuers of the equity securities in-cluded in the Innovation Fund depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for prod-ucts based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the equity securities included in the Innovation Fund will be able to respond in a timely manner to compete in the rapidly developing market-place.

Based on the trading history of common stocks, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technol-ogy common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market vol-atility may adversely affect the market price of the equity securities held in the Innovation Fund.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the fu-ture suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the per-formance of the personal computer, electronics and telecommunications indus-tries. There can be no assurance that these customers will place additional or-ders, or that an issuer of equity securities held by the Innovation Fund will obtain orders of a similar magnitude as past orders from other customers. Simi-larly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in de-mand of such products, technologies or from such customers could have a mate-rial adverse impact on issuers of equity securities held in the Innovation Fund.

Many technology companies rely on a combination of patents, copyrights, trade-marks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the equity securities held by the Innovation Fund to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technol-ogies that are substantially equivalent or superior to such issuers' technolo-gy. In addition, due to the increasing public use of the Internet, it is possi-ble that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and servic-es.

Hedging Strategies

General Description of Hedging Strategies

Each Fund may engage in hedging activities. Nuveen Institutional Advisor Corp. ("NIAC") or "Columbus Circle Investors" ("CCI") may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (some-times referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, gener-ally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. The use of hedging instru-ments is subject to applica-ble regulations of the Securities and Exchange Commission (the "SEC"), the sev-eral options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authori-ties. In addition, a Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is out-standing, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Each Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indexes will be subject to the ability of CCI to correctly predict movements in the direction of the stock market. This re-quires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund's secu-rities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its se-curities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a re-sult of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options, or purchases puts that are subject to the loss defer-ral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not ex-ceed the unrecognized gains on the securities covering the options, may be sub-ject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, a Fund will treat any gain or loss arising from the lapse, clos-ing out or exercise of such positions as 60% long-term and 40% short-term capi-tal gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or in-dexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by a Fund or for other purposes permissible under the CEA. A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohib-ited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transac-tion costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching

Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custo-dian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be sig-nificantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on mar-gins that may range upward from less than 5% of the value of the Futures Con-tract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon ex-ercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on Institutional Capital's ability to correctly predict the movement in prices of Futures Con-tracts and the underlying instruments, which may prove to be incorrect. In ad-dition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional informa-tion, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship be-tween the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "pro-gram trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized dur-ing the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recog-nized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures trans-action not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Other Investment Policies and Techniques

Delayed-Delivery Transactions
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such trans-actions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period be-tween the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other as-sets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

Each Fund will maintain in a segregated account cash, U.S. government securi-ties, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if nec-essary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account de-scribed above, sale of other securities, or, although it would not normally ex-pect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obliga-tion).

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to CCI the day-to-day determination of the illiquidity of any equity or taxable fixed-in-come security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed CCI and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other in-struments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market condi-tions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its dele-gate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including re-stricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When CCI believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. Each Fund will limit its transactions in short sales against the box to 5% of its net as-sets. In addition, each Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Each Fund anticipates that its annual portfolio turnover rate will be between 75% and 150% under normal market conditions. A turnover rate of 100% would oc-cur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. In the event a Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of in-creased brokerage costs and could result in the payment by shareholders of in-creased taxes on realized investment gains.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Funds under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is six, one of whom is an "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and five of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------------
                            Date of       Position and         Principal Occupations
      Name and Address       Birth     Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*    3/28/49 Chairman, President and Chairman (since July
 333 West Wacker Drive               Trustee                 1996) and Director,
 Chicago, IL 60606                                           formerly Executive Vice
                                                             President, of The John
                                                             Nuveen Company (from
                                                             March 1992 to July 1996)
                                                             and of John Nuveen & Co.
                                                             Incorporated; Director
                                                             and Chairman (since July
                                                             1996), formerly
                                                             Executive Vice President
                                                             (from May 1994 to July
                                                             1996) of Nuveen
                                                             Institutional Advisory
                                                             Corp and Nuveen Advisory
                                                             Corp.; Chairman and
                                                             Director (since January
                                                             1997) of Nuveen Asset
                                                             Management, Inc.;
                                                             Director (since 1996) of
                                                             Institutional Capital
                                                             Corporation; Chairman
                                                             and Director of
                                                             Rittenhouse Financial
                                                             Services Inc. (since
                                                             1999); Chief Executive
                                                             Officer (since September
                                                             1999) of Nuveen Senior
                                                             Loan Asset Management
                                                             Inc.

-------------------------------------------------------------------------------------
 James E. Bacon              2/27/31 Trustee                 Business consultant;
 114 W. 47th St.                                             retired.
 New York, NY 10036

-------------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee                 President, The Hall-
 115 Third Street, S.E.                                      Perrine Foundation, a
 Cedar Rapids, IA 52401                                      private philanthropic
                                                             corporation (since
                                                             1996); formerly
                                                             President and Chief
                                                             Operating Officer, SCI
                                                             Financial Group, Inc., a
                                                             regional financial
                                                             services firm.

-------------------------------------------------------------------------------------
 William L. Kissick          7/29/32 Trustee                 Professor, School of
 University of Pennsylvania                                  Medicine and the Wharton
 224 NEB/2L                                                  School of Management and
 Philadelphia, PA 19104                                      Chairman, Leonard Davis
                                                             Institute of Health
                                                             Economics, University of
                                                             Pennsylvania.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Date of       Position and         Principal Occupations
   Name and Address     Birth     Offices with Trust     During Past Five Years
--------------------------------------------------------------------------------
 Thomas E. Leafstrand  11/11/31 Trustee                 Retired, previously Vice
 412 W. Franklin                                        President in charge of
 Wheaton, IL 60187                                      Municipal Underwriting
                                                        and Dealer Sales at The
                                                        Northern Trust Company.

--------------------------------------------------------------------------------
 Sheila W. Wellington   2/24/32 Trustee                 President (since 1993)
 250 Park Avenue                                        of Catalyst (a not-for-
 New York, NY 10003                                     profit organization
                                                        focusing on women's
                                                        leadership development
                                                        in business and the
                                                        professions).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Senior Vice President   Senior Vice President
 333 West Wacker Drive          and Assistant Secretary (since May 1999,
 Chicago, IL 60606                                      formerly Vice President)
                                                        and General Counsel
                                                        (since September 1997)
                                                        and Secretary (since May
                                                        1998) of The John Nuveen
                                                        Company and John Nuveen
                                                        & Co. Incorporated; Vice
                                                        President (since
                                                        September 1997) and
                                                        Secretary (since May
                                                        1998) of Nuveen Advisory
                                                        Corp. and Nuveen
                                                        Institutional Advisory
                                                        Corp.; Senior Vice
                                                        President and Secretary
                                                        (since September 1999)
                                                        of Nuveen Senior Loan
                                                        Asset Management Inc.;
                                                        prior thereto, Partner
                                                        in the law firm of
                                                        Kirkland & Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President          Vice President of John
 333 West Wacker Drive          and Treasurer           Nuveen & Co.
 Chicago, IL 60606                                      Incorporated; (January
                                                        1999), prior thereto,
                                                        Assistant Vice President
                                                        (January 1997);
                                                        formerly, Associate of
                                                        John Nuveen & Co.
                                                        Incorporated; Vice
                                                        President and Treasurer
                                                        (since September 1999)
                                                        of Nuveen Senior Loan
                                                        Asset Management Inc.
                                                        Chartered, Financial
                                                        Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern      6/26/57 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp. (since
 Chicago, IL 60606                                      January 1997); prior
                                                        thereto, Vice President
                                                        and Portfolio Manager
                                                        (since September 1991)
                                                        of Flagship Financial.

--------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President          Vice President of John
 333 West Wacker Drive                                  Nuveen & Co.
 Chicago, IL 60606                                      Incorporated; Vice
                                                        President (since January
                                                        1998) of Nuveen Advisory
                                                        Corp. and Nuveen
                                                        Institutional Advisory
                                                        Corp.

--------------------------------------------------------------------------------
 William M. Fitzgerald   3/2/64 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp. (since
 Chicago, IL 60606                                      December 1995);
                                                        Assistant Vice President
                                                        of Nuveen Advisory Corp.
                                                        (from September 1992 to
                                                        December 1995), prior
                                                        thereto Assistant
                                                        Portfolio Manager of
                                                        Nuveen Advisory Corp.
--------------------------------------------------------------------------------
 Stephen D. Foy         5/31/54 Vice President and      Vice President of John
 333 West Wacker Drive          Controller              Nuveen & Co.
 Chicago, IL 60606                                      Incorporated; Vice
                                                        President (since
                                                        September 1999) of
                                                        Nuveen Senior Loan Asset
                                                        Management Inc.;
                                                        Certified Public
                                                        Accountant.

--------------------------------------------------------------------------------
 J. Thomas Futrell       7/5/55 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Advisory Corp.;
 Chicago, IL 60606                                      Chartered Financial
                                                        Analyst.
--------------------------------------------------------------------------------
 Richard A. Huber       3/26/63 Vice President          Vice President of Nuveen
 333 West Wacker Drive                                  Institutional Advisory
 Chicago IL 60606                                       Corp. (since March 1998)
                                                        and Nuveen Advisory
                                                        Corp. (since January
                                                        1997); prior thereto,
                                                        Vice President and
                                                        Portfolio Manager of
                                                        Flagship Financial.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of    Position and        Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President (since May
                                                     1993) and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Asset Management,
                                                     Inc.; Assistant Secretary
                                                     of The John Nuveen
                                                     Company; Vice President
                                                     and Assistant Secretary
                                                     (since September 1999) of
                                                     Nuveen Senior Loan Asset
                                                     Management Inc.
-------------------------------------------------------------------------------
 Edward F. Neild, IV      7/7/65 Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997 of Nuveen
 Chicago IL 60606                                    Advisory Corp.),
                                                     previously Assistant Vice
                                                     President (since September
                                                     1996 of Nuveen Advisory
                                                     Corp.), Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.

-------------------------------------------------------------------------------

 Gifford R. Zimmerman     9/9/56 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel,
                                                     previously Assistant
                                                     General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary (since May 1994)
                                                     of The John Nuveen
                                                     Company; Vice President
                                                     and Assistant Secretary
                                                     (since September 1999) of
                                                     Nuveen Senior Loan Asset
                                                     Management Inc.; Chartered
                                                     Financial Analyst.

--------------------------------------------------------------------------------

Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of thirteen open-end and closed-end funds advised by NIAC and two funds advised by Nuveen Senior Loan Asset Manage-ment Inc. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 91 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth the compensation that is estimated to be paid by the Funds to each of the trustees who are not designated as "interested per-sons" during the Trust's fiscal year ending July 31, 2000 and the total compen-sation that the Nuveen Funds paid to such trustees during fiscal year ending July 31, 1999. The Trust has no retirement or pension plans. The officers and trustees affiliate with Nuveen serve without any compensation from the Trust.

                                   Estimated    Total Compensation
                                   Aggregate      From Funds and
                                 Compensation      Fund Complex
        Name of Trustee         from the Funds* Paid to Trustees**
        ---------------         --------------- ------------------
        James E. Bacon.........     $1,218           $36,500
        Jack B. Evans..........      1,218            22,500
        William L. Kissick.....      1,218            36,500
        Thomas E. Leafstrand...      1,618            40,100
        Sheila W. Wellington...      1,218            36,500

* The compensation estimated to be paid by the Funds to independent trustees for the current fiscal year is a pro rata portion of the total compensation estimated to be paid by the Funds and the Fund Complex to the independent trustees based upon the estimated relative net asset values of the Funds as compared to the Fund Complex.

** Based on the compensation paid to the independent trustees for the fiscal year ended July 31, 1999 for services to eleven open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or CCI receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

As of December 17, 1999, the officers and directors of each Fund, in the aggre-gate, own less than 1% of the shares of each Fund.

As of December 17, 1999, NIAC owned 100% of the outstanding shares of the Funds. Accordingly, NIAC may have the ability to significantly influence the outcome of any item voted on by shareholders of the Funds. NIAC will be deemed to control a Fund so long as it owns more than 25% of a Fund's voting securi-ties.

                         TRUST MANAGER AND FUND MANAGER

Trust Manager

Nuveen Institutional Advisory Corp. ("NIAC") acts as the manager of the Trust, with responsibility for the overall management of the Funds. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For each Fund, NIAC has entered into a Sub-Advisory Agreement with CCI under which CCI, subject to NIAC's supervision, manages each Fund's investment port-folio. NIAC is also responsible for managing each Fund's business affairs and providing day-to-day administrative services to each Fund. For additional in-formation regarding the management services performed by NIAC and CCI, see "Who Manages the Fund" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of each Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is princi-pally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under "Management Fees." In addition, NIAC may agree to waive all or a portion of its management fee or reimburse certain expenses of each Fund as specified in the Prospectus. In addition to the management fee, each Fund also pays its portion of the Nuveen Investment Trust II's general administrative expenses al-located in proportion to its net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser (Fund Manager)
Columbus Circle Investors ("CCI") was founded in 1975 and is located at Metro Center, One Station Place, Stamford, CT 06902. Under the Sub-Advisory Agreement for the Funds. CCI is compensated by NIAC for its investment advisory services with respect to all or a portion of the Fund's assets. Under a Sub-Advisory Agreement with NIAC, CCI manages the investment portfolio of the Funds. CCI is an investment management firm organized as a general partnership. CCI has two partners: CCIP LLC and Columbus Circle Investor Management Inc. The predeces-sors of CCI, including the Columbus Circle Investors Division of Thomson Advi-sory Group L.P. ("TAG"), commenced operations in 1975. CCI is registered as an investment adviser with the Securities and Exchange Commission.

At the center of CCI's equity investment strategy is its theory of Positive Mo-mentum & Positive Surprise. This theory asserts that a good company doing bet-ter than generally expected will experience a rise in its stock price, and con-versely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, CCI attempts to manage the Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

Investment decisions made by CCI are generally made by one or more committees, although Anthony Rizza and Clifford G. Fox have primary responsibility for the day-to-day management of the Innovation Fund and International Fund, respec-tively.

Out of the fund management fee, NIAC pays CCI a portfolio management fee based on the average daily market value of the applicable Fund for which it serves as the portfolio manager, according to the following base schedule:

                                                        Innovation International
                                                        Fund       Fund
                                                        ---------- -------------
      For assets less than $1 billion..................   0.37%        0.30%
      For assets of $1 billion and over................   0.30%        0.25%

With regard to Fund assets subject to the Sub-Advisory Agreement, CCI provides continuous advice and recommendations concerning the Funds' investments, and is responsible for selecting the broker/dealers who execute the portfolio transac-tions. CCI also serves as investment to pension and profit-sharing plans, and other institutional and private investors. As of December 31, 1999, CCI had ap-proximately $6.1 billion under management.

                             PORTFOLIO TRANSACTIONS

CCI is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of CCI to seek the best execution at the best secu-rity price available with respect to each transaction, and with respect to bro-kered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio secu-rities purchased from an underwriter or dealer may include underwriting commis-sions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio man-ager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the avail-ability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic fac-tors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, CCI considers investment and mar-ket information and other research, such as economic, securities and perfor-mance measurement research, provided by such brokers, and the quality and re-liability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if CCI deter-mines in good faith that the amount of such commissions is reasonable in rela-tion to the value of the research information and brokerage services provided by such broker to CCI or a Fund. CCI believes that the research information received in this manner provides a Fund with benefits by supplementing the re-search otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by a Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to CCI under the Sub-Advisory Agreement are not reduced as a re-sult of receipt by either NIAC or CCI of research services.

CCI places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which each Fund effects its secu-rities transactions may be used by CCI in servicing all of its accounts; not all of such services may be used by CCI in connection with a Fund. CCI be-lieves it is not possible to measure separately the benefits from research services to each of the accounts (including each Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uni-form, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, CCI believes such costs to each Fund will not be disproportionate to the bene-fits received by a Fund on a continuing basis. CCI seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securi-ties available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by CCI are the respective in-vestment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security pur-chased by a Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a ma-jority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of a Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of each Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the value of a Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securi-ties exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Securities for which quotations are not readily available are valued at fair value as determined by the fund using methods that include consideration of the following: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The fund may employ electronic data processing techniques and/or a matrix system to determine valu-ations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its ac-quisition cost, and thereafter amortization of any discount or premium is as-sumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a par-ticular security, all valuations are subject to review by each Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment com-pany. In order to qualify as a regulated investment company, each Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders.

First, each Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securi-ties loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from op-tions, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated in-vestment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, each Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent a Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. A Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of such in-cludible gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-ex-empt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If a Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the

Fund's losses, cause adjustments in the holding periods of the Fund's securi-ties, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to share-holders.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be care-fully considered. Any dividend or distribution declared shortly after a pur-chase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or dis-tribution and will be subject to federal income tax to the extent it is a dis-tribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the ex-tent that distributions to a shareholder in any year exceed a Fund's current and accumulated earnings and profits, they will be treated as a return of capi-tal and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of a Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Re-structuring and Reform Act for 1998 (the "1998 Tax Act") provides that for tax-payers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) real-ized from property (with certain exclusions) is generally subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Note that if a sale of shares held for less than six months results in loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with re-spect to such shares during the period those shares are held by the shareholder.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by a Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of a Fund are held by fewer than 500 persons, additional taxable income may be realized by the indi-vidual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are dis-allowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capi-tal gains made with respect to such shares. In addition, no loss will be al-lowed on the redemption or exchange of shares of a Fund if the shareholder pur-chases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

Each Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to backup withholding.

A shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from a Fund which constitute dividends for Federal income tax purposes (other than dividends which a Fund designates as capital gain divi-dends) will be subject to United States income taxes, including withholding taxes. However, distributions received by a foreign investor from a Fund that are designated by a Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met: (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Fund to obtain a Form W-8 which must be filed with such Fund and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of Shares. Units in a Fund and Fund distribution may also be subject to state and local taxation and Shareholders should consult their tax advisors in this regard.

A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Secu-rities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). Each Fund will designate the por-tion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% div-idends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the
Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. More-over, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of a Fund the financing of which is directly attributable to indebtedness incurred by such corporation. To the ex-tent dividends received by a Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends re-ceived deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to a Fund of dividends on equity Securities that are attributable to foreign corporations may be sub-ject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifica-tions to, the dividends received deduction.

A Fund may elect to pass through to the shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by a Fund. If such an election is made, shareholders of a Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for federal income tax purposes, both their portion of dividends received by such Fund and also their portion of the amount which the Fund deems to be the shareholders' portion of foreign income taxes paid with re-spect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Shareholders may then subtract from their fed-eral income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduc-tion is subject to certain limitations. The 1997 Act imposes a required holding period for such credits. Shareholders should consult their tax advisers regard-ing this election and its consequences to them.

Foreign currency gains and losses realized by a Fund in connection with certain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign curren-cies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a for-eign stock or bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

Each Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of a Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must meet certain other requirements.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, each Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through a Fund, the Board of Trustees of each Fund will promptly review the policies of the Fund to determine whether significant changes in its invest-ments are appropriate.

General

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of a Fund and its shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distributions by a Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of a Fund and the in-come tax consequences to its shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



                            Yield=2[(a-b +1)/6/ -1]
                                      cd


In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, each Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

Each Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net as-set value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribu-tion rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

Each Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

    Beta = S A * B / C

  where


    A = (Xi - X), i=1,..., N
    B = (Yi - Y), i=1,..., N
    C = S (Xi - X)/2/, i=1,..., N
    Xi = Security Return in period i
    Yi = Market Return in period i
    X = Average of all observations Xi
    Y = Average of all observations Yi
    N = Number of observations in the measurement period

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in each Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Funds and are not necessarily representa-tive of the future performance of the Funds.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For ex-ample, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of each Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of each Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Fac-tors affecting the performance of a Fund include general market conditions, op-erating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset val-ue, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present economic statistics obtained from gov-ernmental agencies or industry or financial publications comparing foreign countries to the U.S. Additionally, a Fund may discuss certain economic and fi-nancial trends existing in foreign countries in order to illustrate the general investment opportunities in those countries. A Fund may present historical per-formance of certain countries, as reported by independent data providers, as a way to show the opportunities provided by such countries. A Fund may also show the historical performance of certain foreign equity market indicies to compare against other international equity market indices and to show how maintaining investments in both foreign stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital Interna-tional and Ibbotson Associates, Inc.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P
500 Index or other unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quo-tation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Innovation Fund

The table below presents annual investment returns for the CCI Technology Com-posite between January 1, 1995 and December 31, 1999. The CCI Technology Com-posite represents the composite performance of the two managed accounts total-ling approximately $65.6 million as of December 31, 1999, for which CCI serves as investment adviser and that have substantially the same investment objec-tives and policies as the Innovation Fund.

                                      Annual Total Returns for the Year
                                             Ending December 31,
                                     1999     1998     1997     1996     1995
-------------------------------------------------------------------------------
CCI Technology Composite (Gross).   177.82%   81.13%   10.45%   25.43%   45.40%
CCI Technology Composite (Net)...   173.13%   77.95%    8.44%   23.16%   42.81%
S&P 500..........................    21.04%   28.58%   33.38%   22.96%   37.58%
Lipper Science and Technology
 Fund Index......................   113.90%   46.95%    7.83%   16.93%   38.57%

Nuveen International Growth Fund

The table below presents annual investment returns for the CCI International Composite between June 30, 1996 and December 31, 1999. The CCI International Composite represents the composite performance of the three managed accounts totalling approximately $66.5 million as of December 31, 1999, for which CCI serves as investment adviser and that have substantially the same investment objectives and policies as the International Fund.

                                                           Annual Total Returns
                                                           for the Year Ending
                                                               December 31,
                                                            1999    1998   1997
--------------------------------------------------------------------------------
CCI International Composite (Gross)....................... 146.04% 40.18% 43.71%
CCI International Composite (Net)......................... 141.73% 37.60% 41.08%
MSCI All Country World Index ex USA.......................  31.80% 14.11%  1.70%
Lipper International Fund Index...........................  37.83% 12.66%  7.26%

The gross performance results of the CCI Technology Composite and the CCI In-ternational Composite reflect the investment performance of the respective com-posites before deduction of any investment advisory fees or other expenses. The net performance results of the Composite's reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reim-bursements) for Class A shares of the Funds as summarized in the What are the Costs of Investing? section of the respective Fund's Prospectus and may be com-pared to the performance of the indices referenced below. The performance in-formation of a Composite should not be interpreted as indicative of future per-formance of a fund. The MSCI All Country World Index ex USA is a capitalization weighted index of listed securities in 46 markets around the world, including both developed and emerging markets, but excluding the United States. The Lipper International Fund Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Fund category. The Lipper Science and Technology Fund Index is a managed index that represents the 10 largest funds in the Lipper Science and Technology Fund Cate-gory. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index.

The information shown reflects the past performance achieved by CCI's managed accounts, and does not reflect past performance of the Funds. Past performance is not predictive of future results.

    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the Prospectuses, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and pref-erences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribu-tion and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example as-sumes a purchase on December 31, 1999 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                                        Innovation International
                                                        Fund       Fund
                                                        ---------- -------------
Net Asset Value per share.............................    $21.56      $21.89
Per Share Sales Charge--5.75% of public offering price
 (6.10% of net asset value per share).................    $ 1.32      $ 1.34
                                                          ------      ------
Per Share Offering Price to the Public................    $22.88      $23.23
                                                          ------      ------
Shares Outstanding (December 31, 1999)................     2,232       1,250
                                                          ------      ------

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial in-stitutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and com-missions table in "How to Choose a Share Class" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumu-lative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A Shares of a Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Au-thorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Application Form. A Letter of Intent states that you intend, but are not obligated, to pur-chase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards com-pletion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the re-quired payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of a Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of a Fund or portfolio for each participant in the program is $50 per share class per fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the Fund. No participant may uti-lize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices;

  .  investors reinvesting distributions from Nuveen Defined Portfolios; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent de-ferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your finan-cial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.

In determining the amount of your purchases of Class A Shares of a Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares).

Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of a Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by a Fund at any time. To encourage their participation, each Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through re-investment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may deter-mine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conver-sion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial adviser an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's service fee of .25%. See "Distribution and Serv-ice Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. A Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an ac-count that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; and (viii) redemptions of Class B or Class C Shares if the pro-ceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemptions to sat-isfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of a Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be ex-changed were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of a Fund at net asset value. All shares may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other cir-cumstances where Fund management believes doing so would be in the best inter-est of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be no-tified of any such action to the extent required by law.

Reinstatement Privilege

If you redeemed Class A, Class B or Class C Shares of one of the Funds or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemp-tion in the same class of shares of the Fund at net asset value. This rein-statement privilege can be exercised only once for any redemption, and rein-vestment will be made at the net asset value next calculated after reinstate-ment of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain real-ized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
Each Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although each Fund has no present intention to redeem in kind. Each Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

Each Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educa-tional programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reim-burse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Au-thorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, each Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use a Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. A Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after it is accepted by an autho-rized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Ex-change will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market fund may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Funds, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veter-ans' Day.

In addition, you may exchange Class R Shares of one of the Funds for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf.

For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Chase Global, the Funds' shareholder services agent. Share certifi-cates will be issued to you only upon written request to Nuveen Investor Serv-ices, and no certificates will be issued for fractional shares. The Funds re-serve the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certif-icate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be re-quired to enter into a separate agreement with another agent for these serv-ices for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, the Funds reserve the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pur-suant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a rein-statement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

                       DISTRIBUTION AND SERVICE PLAN

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Funds' Plans will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Funds, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Funds' Plans will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. A Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding vot-ing securities of such class. The Plan may be renewed from year to year if ap-proved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under ap-plicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materi-ally the cost which a class of shares may bear under the Plan without the ap-proval of the shareholders of the affected class, and any other material amend-ments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amend-ments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

                           GENERAL TRUST INFORMATION

The Funds are series of the Trust. The Trust is an open-end diversified manage-ment investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are three series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distri-bution or service plan applicable to its shares. There are no conversion, pre-emptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Decla-ration of Trust of the Trust contains an express disclaimer of shareholder lia-bility for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. Each Fund's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obli-gations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

                      APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Stan-dard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as pub-lished by S&P) follows:

                                Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a par-ticular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A
     Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3
     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1' for the highest quality obligations to "D' for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1.'

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 Long Term Debt

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unreliable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...)
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:
     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           Municipal Short-Term Loans

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on Fund employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 Long Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the defini-tion of investment grade securities, as defined by bank and insurance supervi-sory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

Rating ScaleDefinition
-------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

-------------------------------------------------------------------------------

AA+ AA AA-  High credit quality. Protection factors are strong. Risk is mod-
            est, but may vary slightly from time to time because of economic conditions.

-------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
AA          are more variable and greater in periods of economic stress.
AA-

-------------------------------------------------------------------------------

BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment. Considerable variability in risk during
BBB-        economic cycles.

-------------------------------------------------------------------------------

            Below investment grade but deemed likely to meet obligations when
BB+         due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall
BB          quality may move up or down frequently within this category.

BB-

-------------------------------------------------------------------------------

            Below investment grade and possessing risk that obligations will
B+          not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or
B           company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating
B-          grade.

-------------------------------------------------------------------------------

            Well below investment grade securities. Considerable uncertainty
CCC exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD
            Defaulted debt obligations. Issuer failed to meet scheduled prin-cipal and/or interest payments.

-------------------------------------------------------------------------------

DP
            Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            Short-Term Debt Ratings

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of Fund including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term Fund on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, spe-cifically capital computation guidelines. These ratings meet Department of La-bor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for in-surance company investment portfolios.

Rating ScaleDefinition

            High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of Fund, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            Satisfactory Grade

D-3
            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            Non-investment Grade

D-4
            Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            Default

D-5
            Issuer failed to meet scheduled principal and/or interest pay-ments.

Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not sig-nificantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A
            Bonds considered to be investment grade and of high credit quali-ty. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
            Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic condi-tions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely pay-ment. The likelihood that the ratings of these bonds will fall be-low investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond is-sues not in default. For defaulted bonds, the rating ("DDD' to "D') is an as-sessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective fi-nancial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the is-suer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay in-terest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not rem-edied, may lead to default. The ability to meet obligations re-quires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
            Bonds are in imminent default in payment of interest or principal.

DDD, DD

and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD' represents the highest potential for recov-ery of these bonds, and "D' represents the lowest potential for recovery.

                              Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than is-sues rated "F-1+'.

F-2 Good Credit Quality Issues assigned this rating have a satisfac-tory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3 Fair Credit Quality Issues assigned this rating have characteris-tics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these se-curities to be rated below investment grade.

F-S Weak Credit Quality Issues assigned this rating have characteris-tics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default Issues assigned this rating are in actual or imminent pay-ment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                  EAI-IO-IG 1-00

                           PART C--OTHER INFORMATION

Item 23: Exhibits:

 (a)(1).  Declaration of Trust of Registrant.(1)
 (a)(2). Certificate for the Establishment and Designation of Series dated June 27, 1997.(1)
 (a)(3). Certificate for the Establishment and Designation of Classes dated June 27, 1997.(1)
 (a)(4). Amended and Restated Establishment and Designation of Series dated August 13, 1997.(1)
 (b).     By-Laws of Registrant.(1)
 (c).     Specimen certificate of Shares of Nuveen Rittenhouse Growth
          Fund.(2)
 (d)(1).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.(2)
 (d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory
          Corp. and Rittenhouse.(2)
 (d)(3).  Renewal of Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.(6)
 (d)(4).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.(7)
 (d)(5).  Investment Sub-Advisory Agreements between Nuveen Institutional
          Advisory Corp. and Columbus Circle Investors, LLC.(7)
 (e)(1).  Distribution Agreement between Registrant and John Nuveen & Co.
          Incorporated.(4)
 (e)(2).  Renewal of Distribution Agreement between Registrant and John
          Nuveen & Co. Incorporated.(6)
 (f).     Not applicable.
 (g)(1).  Custodian Agreement between Registrant and The Chase Manhattan
          Bank.(7)
 (g)(2).  Global Custody Agreement between Registrant and The Chase
          Manhattan Bank.(7)
 (h).     Transfer Agency Agreement between Registrant and Chase Global
          Funds Services Company.(3)
 (i)(1).  Opinion and Consent of Bell, Boyd & Lloyd, dated November 12,
          1997.(2)
 (i)(2).  Opinion and Consent of Bingham, Dana & Gould, dated November
          13, 1997.(2)
 (i)(3).  Opinion and Consent of Chapman and Cutler dated
          November 24, 1999.(6)
 (i)(4).  Opinion and Consent of Chapman and Cutler dated December 17,
          1999.(7)
 (i)(5).  Opinion and Consent of Bingham, Dana and Gould dated December
          17, 1999.(7)
 (i)(6).  Opinion and Consent of Chapman and Cutler dated January 11,
          2000.(7)
 (j).     Consent of Independent Public Accountants.(6)
 (k).     Not applicable.
 (l).     Subscription Agreement with Nuveen Institutional Advisory
          Corp.(2)
 (m).     Plan of Distribution and Service Pursuant to Rule 12b-1 for the
          Class A Shares, Class B Shares and Class C Shares for Nuveen
          Rittenhouse Growth Fund dated July 24, 1997 (as amended May 17,
          1998).(3)
 (n).     Multi-Class Plan.(2)
 (o).     Not applicable.
 (p).     Not applicable.
 (z)(1).  Original Powers of Attorney for Messrs. Schwertfeger, Dean,
          Leafstrand, Bacon, Kissick, and Ms. Wellington, Trustees, authorizing, among others, Larry W. Martin and Gifford R.
          Zimmerman to execute the Registration Statement.(1)
 (z)(2). Original Power of Attorney for Mr. Evans, Trustee, authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute the Registration Statement.(5)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post effective amendment no. 3 filed on Form N-1A for Registrant.

(6) Incorporated by reference to the post-effective amendment no. 4 file on Form N-1A for Registrant.

(7) Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise

(hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

  (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $40,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:

                                                     Other Business, Profession, Vocation or
 Name and Position with NIAC                            Employment During Past Two Years
 ---------------------------                         ---------------------------------------
 John P. Amboian, President.................... President, formerly Executive Vice President, of
                                                The John Nuveen Company, John Nuveen & Co.
                                                Incorporated, Nuveen Advisory Corp., Nuveen
                                                Asset Management, Inc. and Nuveen Senior Loan
                                                Asset Management Inc. and Executive Vice
                                                President and Director of Rittenhouse Financial
                                                Services, Inc.
 Margaret E. Wilson, Vice President and Con-    Vice President and Controller of The John Nuveen
  troller...................................... Company, John Nuveen & Co. Incorporated and
                                                Nuveen Advisory Corp. and Senior Vice President
                                                and Controller of Nuveen Senior Loan Asset
                                                Management Inc.; formerly CFO of Sara Lee Corp.,
                                                Bakery Division.

(b) Rittenhouse acts as sub-investment adviser to the Registrant for the Nuveen Rittenhouse Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of Rittenhouse. The principal business address for each person is Two Radnor Corporate Center, Suite 400, Radnor, PA 19087, except Mr. Schwertfeger's and Mr. Amboian's address is 333 W. Wacker Drive, Chicago, IL 60606:

                                                  Other Business, Profession, Vocation
                          Positions and Offices                    or
Name                         with Rittenhouse       Employment During Past Two Years
----                     ------------------------ ------------------------------------
Timothy R. Schwertfeger  Chairman, President and  Chairman (since July 1996) and
                         Trustee                  Director, formerly Executive Vice
                                                  President, of The John Nuveen
                                                  Company (from March 1992 to July
                                                  1996) and of John Nuveen & Co.
                                                  Incorporated; Director and Chairman
                                                  (since July 1996), formerly
                                                  Executive Vice President (from May
                                                  1994 to July 1996) of Nuveen
                                                  Institutional Advisory Corp and
                                                  Nuveen Advisory Corp.; Chairman and
                                                  Director (since January 1997) of
                                                  Nuveen Asset Management, Inc.;
                                                  Director (since 1996) of
                                                  Institutional Capital Corporation;
                                                  Chairman and Director of Rittenhouse
                                                  Financial Services Inc. (since
                                                  1999); Chief Executive Officer
                                                  (since September 1999) of Nuveen
                                                  Senior Loan Asset Management Inc.
John P. Amboian          Executive Vice President President, formerly Executive Vice
                         and Director             President, of The John Nuveen
                                                  Company, John Nuveen & Co.
                                                  Incorporated, Nuveen Advisory Corp.,
                                                  Nuveen Asset Management, Inc. and
                                                  Nuveen Senior Loan Asset Management
                                                  Inc.

                                                Other Business, Profession, Vocation
                        Positions and Offices                    or
Name                       with Rittenhouse       Employment During Past Two Years
----                   ------------------------ ------------------------------------
George W. Connell      Senior Advisor           None
William L. Conrad      Managing Director        None
Richard D. Hughes      President, Director      Director, Philadelphia Depository
                                                Trust Co. (from April 1994 to
                                                October 1998), Philadelphia, PA.
Michael H. Lewers      Managing Director        None
Deborah D. Manning     Managing Director        None
Cynthia A. Stains      Chief Operating Officer, None
                       Secretary and Treasurer
John P. Waterman       Managing Director        Director, Modern Group Ltd.,
                                                Bristol, PA.
Leonard H. McCandless  Vice President           None
Marion R. Metzbower    Vice President           None
James S. Smith         Vice President           None

(c) Columbus Circle Investors acts as sub-investment adviser to the Registrant for the Nuveen Innovation Fund and the Nuveen International Growth Fund and serves as investment adviser to separately managed accounts. The following is a listing of each managing director of Columbus Circle Investors. Columbus Circle Investors is a general partnership having two partners, CCIP LLC and Columbus Circle Investors Management Inc., the outstanding securities of which are owned by Messrs. Donald A. Chiboucas, Anthony Rizza, Marc S. Felman, Clifford G. Fox and Robert W. Fehrmann. The day-to-day management of Columbus Circle Investors is carried out under the direction of a management board consisting of the individuals named below, pursuant to an irrevocable delegation from the Columbus Circle Investors, managing general partner, Columbus Circle Investors Management Inc. The principal business address for each person is Metro Center, One Station Place, Stamford, CT 06902:

                       Positions and
                          Offices      Other Business, Profession, Vocation
                       with Columbus                    or
Name                 Circle Investors    Employment During Past Two Years
----                 ----------------- ------------------------------------
Donald A. Chiboucas  Managing Director None
Anthony Rizza        Managing Director Portfolio Manager, Nuveen Innovation
                                       Fund
Marc S. Felman       Managing Director None
Clifford G. Fox      Managing Director Portfolio Manager, Nuveen
                                       International Growth Fund

Item 27: Principal Underwriters
(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust, Nuveen Investment Trust III, and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select

Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

                                                              Positions and
Name and Principal           Positions and Offices            Offices
Business Address             with Underwriter                 with Registrant
---------------------------------------------------------------------------------
                                                              Chairman, President
Timothy R. Schwertfeger      Chairman of the Board,           and Trustee
333 West Wacker Drive        Chief Executive Officer,
Chicago, IL 60606            and Director
John P. Amboian              President and Director           None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV             Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire            Senior Vice President            Vice President and
333 West Wacker Drive        and Secretary                    Assistant Secretary
Chicago, IL 60606
Kathleen M. Flanagan         Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                   Vice President and
333 West Wacker Drive                                         Controller
Chicago, IL 60606
Michael G. Gaffney           Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin              Vice President                   Vice President
333 West Wacker Drive        and Assistant                    and Assistant
Chicago, IL 60606            Secretary                        Secretary

(b)

                                                                 Positions and
Name and Principal          Positions and Offices with           Offices
Business Address            Underwriter                          with Registrant
-----------------------------------------------------------------------------------
Thomas C. Muntz              Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President                      None
333 West Wacker Drive        and Corporate
Chicago, IL 60606            Controller
Gifford R. Zimmerman         Vice President                      Vice President and
333 West Wacker Drive        and Assistant Secretary             Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Chase Global Fund Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a)Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effec-tiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Il-linois, on the 11th day of January, 2000.

                                     NUVEEN INVESTMENT TRUST II

                                            /s/ Gifford R. Zimmerman
                                     __________________________________________
                                                Gifford R. Zimmerman
                                                   Vice President

Pursuant to the requirements of the Securities Act, this Post-Effective Amend-ment to the Registration Statement has been signed below by the following per-sons in the capacities and on the date indicated.

           Signature                      Title                         Date
           ---------                      -----                         ----


     /s/ Stephen D. Foy          Vice President and               January 11, 2000
________________________________  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

    Timothy R. Schwertfeger      Chairman,
                                 President and Trustee


         James E. Bacon          Trustee
         Jack B. Evans           Trustee              /s/ Gifford R. Zimmerman
                                                   By_________________________
                                                       Gifford R. Zimmerman
       William L. Kissick        Trustee                 Attorney-in-Fact

      Thomas E. Leafstrand       Trustee

      Sheila W. Wellington       Trustee                          January 11, 2000


Original powers of attorney authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registra-tion Statement is filed, have been executed and have been or are currently be-ing filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX

 Exhibit                                                          Sequential
  Number                         Exhibit                         Numbered Page
 -------                         -------                         -------------
 (d)(4).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp.
 (d)(5).  Investment Sub-Advisory Agreements between Nuveen
          Institutional Advisory Corp. and Columbus Circle
          Investors, LLC.
 (g)(1).  Custodian Agreement between Registrant and The Chase
          Manhattan Bank.
 (g)(2).  Global Custody Agreement between Registrant and The
          Chase Manhattan Bank.
 (i)(4).  Opinion and Consent of Chapman and Cutler dated
          December 17, 1999.
 (i)(5).  Opinion and Consent of Bingham, Dana and Gould dated
          December 17, 1999.
 (i)(6).  Opinion and Consent of Chapman and Cutler dated
          January 11, 2000.